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                                                                      EXHIBIT 10


                                                   ROBERT L. WHITE & ASSOCIATES


CERTIFIED PUBLIC ACCOUNTANT
988 OHIO PIKE, SUITE 2
CINCINNATI, OHIO 45245
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                                                        TELEPHONE (513) 943-1040
                                                              FAX (513) 943-7760



                         CONSENT OF INDEPENDENT AUDITOR


I hereby consent to the use in the Form 10K-SB of my report dated March 20, 2000.



/s/ ROBERT L. WHITE
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Robert L. White
Certified Public Accountant
Cincinnati, Ohio
March 24, 2000